Income Taxes	12 Months Ended
May 31, 2013
Income Taxes

8 - Income Taxes

Deferred taxes are recorded for all existing temporary differences in the Company’s assets and liabilities for income tax and financial reporting purposes. Due to the valuation allowance for deferred tax assets, as noted below, there was no net deferred tax benefit or expense for the periods ended May 31, 2013 and 2012, or for the period ended October 28, 2003 through May 31, 2013.

Reconciliation of the federal statutory income tax rate of 34% to the effective income tax rate is as follows for all periods presented:

	2013	2012
Income tax provision at statutory rate	34.0%	34.0%
State income taxes, net	5.1	5.1
Rate change	0.0	0.0
Other	0.0	0.0
Valuation allowance	(39.1)	(39.1)

	0.0%	0.0%

Net deferred tax assets and liabilities are comprised of the following as of May 31, 2013 and 2012:

	2013	2012
Deferred tax asset (liability) current:
Accrued salary and expenses	$291,100	$49,100
Debt discount amortization	(118,100)	—
Valuation allowance	(173,000)	(49,100)

Deferred tax asset (liability) non-current	$—	$—

Net operating loss	$8,256,000	$6,317,000
Debt discount	(1,659,300)	—
Expense on non-qualified stock options	2,928,000	2,093,100
Other	155,500	96,500

Valuation allowance	(9,680,200)	(8,506,600)

	$—	$—

The tax benefit for the period presented is offset by a valuation allowance established against deferred tax assets arising from operating losses and other temporary differences, the realization of which could not be considered more likely than not. In future periods, tax benefits and related tax deferred assets will be recognized when management considers realization of such amounts to be more likely than not.

At May 31, 2013, the Company had available net operating loss carryforwards of approximately $21,000,000 which expire beginning in 2022.